UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2023

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or in Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 – Termination of a Material Definitive Agreement

On June 15, 2023, Altus Power, Inc. (“Altus Power” or the “Company”) paid off and terminated the Credit Agreement (the “Fifth Third Credit Agreement”), dated as of January 10, 2020, by and among APA Construction Finance, LLC, Fifth Third Bank, National Association, Deutsche Bank New York Branch, and each of the Project Companies, Tax Equity Holdcos and Lenders (in each case as defined in the Fifth Third Credit Agreement) from time to time parties thereto. The Company had entered into the Fifth Third Credit Agreement on January 10, 2020 to fund the development and construction of future solar facilities and included a construction loan commitment of $187.5 million, $15.8 million of which was outstanding immediately prior to the payoff. As described below, the payoff amount in connection the Fifth Third Credit Agreement was funded by proceeds from the APAF III Blackstone Credit Facility (as defined below).

Item 8.01 – Other Events

On June 20, 2023, Altus Power, issued a press release announcing the upsizing of the Blackstone Credit Facility by $47 million, and the use of $15.8 million of the proceeds therefrom to pay off the full amount outstanding under the Fifth Third Credit Agreement. The total committed capacity available under the Blackstone Credit Facility as a result of the upsize is $251 million.

The credit facility was originally entered into by Altus Power, through its subsidiaries, APA Finance III Borrower, LLC (“Borrower”), and APA Finance III Borrower Holdings, LLC (“Holdings”), pursuant to the terms of the Credit Agreement (the “APAF III Blackstone Credit Agreement”), dated as of February 15, 2023, among the Borrower, Holdings, Blackstone Asset Based Finance Advisors LP, U.S. Bank Trust Company, N.A., and the lenders party thereto.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director